# School Specialty, Inc.

## BMO Capital Markets
### *14th Annual Back to School Education Conference*

## September 18, 2014

# About School Specialty

*A leading distributor of supplies, furniture, technology products, supplemental learning products and curriculum solutions to the Education marketplace*

- Innovative offering of proprietary and 3rd-party brands, providing one of the broadest and deepest assortments in the industry
- Robust nationwide distribution network
- Expanding reach beyond traditional preK-12 markets; growing presence in e-commerce and retail sectors
- Long-standing customer relationships with schools, school districts and key budget decision makers
- Seasoned and experienced management team
- Positioned for growth and bottom-line improvements, with a focus on increasing stockholder value

School Specialty

# About School Specialty – Our Business Segments

## Distribution

- Supplies
- Furniture
- Technology
- Instructional Solutions
- Student Planning & Development

***FY14 Revenues: $583.7 million***

## Curriculum

- Science
- Comprehension, Vocabulary, Spelling & Grammar
- Reading Intervention
- Math Intervention
- Standards-based Solutions

***FY14 Revenues: $91.3 million***

School Specialty

# School Specialty – Distribution Segment Overview

- Offers one of the broadest and deepest assortments of general supplies and consumables, supplemental learning products, classroom equipment and furniture available from a single source supplier
  - Widely-recognized brand names in the industry used by administrators and educators
  - Portfolio of over 30,000 proprietary and branded products supported by customized value-added service solutions and preferred alternative procurement options
  - Leverages value across categories through large sales force to displace competitors
    - Longstanding relationships with key decision makers in school districts

## Target customers

- Sell to key decision makers within front office of school
  - Principal of school or purchasing manager
- E-commerce platform where teachers can purchase relevant classroom materials

## Market dynamics

- Estimated to be a $7.0 billion addressable market

**Key drivers:**

- New school construction
- Housing starts (increases funding via property taxes and demand via corresponding new school construction)
- Property taxes (increases education funding)
- Expected enrollment growth

*Market dynamics – based on various 3rd-party sources and internal company estimates.*

School Specialty

# Assortment of Brands Provide Competitive Advantage

## Well-Known & Trusted Proprietary Brands

School Smart, Childcraft, Sax, Califone, Classroom Select, Royal Seating, Projects by Design, Sportime, Spark, Premier, Brodhead Garrett, Hammond & Stephens, Abilitations

## Assortment of Third-Party Brands

Elmer's, 3M, Crayola, Sharpie, BiC, Officemate, Avery Dennison, Westcott Since 1872, Paper Mate, Fiskars, Melissa & Doug, little tikes, hp, xerox, Hitachi, Polyvision A Steelcase Company, AVRover, mimeo.com, Epson Exceed Your Vision, balt, Safco, Alumni, artcobell, HON

School Specialty

# School Specialty – Curriculum Segment Overview

- A leading developer of content based products and services for science, reading and literacy
- Product development supported by 40+ product development specialists
  - Efficacy-based solutions in traditional print, digital and blended learning approaches
  - Solutions targeted at niche submarkets using alternative educational approaches

## Target customers

- Sell to key academic decision makers
  - Curriculum director
  - Department heads
  - General educators

## Market dynamics

- Estimated to be a $2.0-2.5 billion addressable market

**Key drivers:**

- New curriculum adoptions
- Common Core State Standards
- Shift to technological products

# School Specialty Curriculum – Our Approach

***We are a preK-12, curriculum-based publisher of proprietary and non-proprietary products and services that support education at all levels. Our products are typically sold to teachers and curriculum specialists and other educators with direct responsibility for advancing student outcomes.***

**Our science curriculum products embody the best in inquiry-based STEM ("Science, Technology, Engineering and Math") education.**

# School Specialty, Inc.

# The "Turnaround" Plan

***Building a Sustainable Business for the Future***
***Stabilizing our Base & Laying the Foundation for Growth***
***Improving Processes & Efficiencies to Drive Returns***

# FY14 – A Year in Review (The Turnaround)

## *Process Improvement Programs and Business Stabilization Position SSI for Growth and Improved Bottom-line Performance*

### 1Q14

- Emergence from Chapter 11 reorganization
- Business significantly impacted by bankruptcy
- Supply chain negatively affected
- *Sales decline $49.9 million*

### 2Q14

- Henderson named Interim CEO
- Process Improvement Programs launched
- Operations initial focus area
- Significant effort made to assess the situation in order to choose the most effective path forward
- Cost reduction plans implemented
- Company delivers orders deferred from Q1 to Q2 ($22M)
- *Sales increase $8.8 million*

### 3Q14

- Distribution Center consolidation started
- Merchandising realigned by key categories within business segments
- SKU rationalization
- Sales & Operations (S&OP) planning metrics defined
- Operational restructuring activities commenced
- Customer Care process redesign
- Cross-functional organization instituted
- *Sales decline $6.1 million*

### 4Q14

- Yorio named CEO
- New operational leaders in place (Mansfield/Greenville)
- New equipment and machinery installed in DC's
- Lean processes instituted
- Outsourced select customer care functions
- Sales force reorganization process begins
- S&OP metrics rolled-out
- Phase II process reforms
- Organizational redesign underway
- Business processes reoriented to organizational redesign
- *Sales increase $3.1 million*

School Specialty

School Specialty

# School Specialty, Inc.

# Financial Performance Review

***FY14 ended April 26, 2014***

***FY13 ended April 27, 2013***

# FY14 – Financial Highlights

**Fiscal '14 Highlights (combined results for FY '14)**

- Revenues decreased by 6.6% or $44.3 million to $630.7 million
  - Distribution segment revenues decreased 7.1% or $41.3 million
  - Curriculum segment revenues decreased 3.3% or $3 million
  - 93% of the year-over-year decline realized in the first half of the fiscal year

- Gross margin of 39% vs. 39.1%, down 10 bps
  - Distribution gross margins of 36.8% for both fiscal years; lower vendor rebates earned adversely impacted gross margins by 40 bps, offset by favorable product mix
  - Curriculum gross margins of 52.2% vs. 53.6%, down 140 bps (industry pressure due to pending Common Core Standard adoptions and higher product development costs in fiscal '14 vs. fiscal '13)

- SG&A decreased by 10% or $26.9 million to $240.6 million
  - Corporate SG&A increased by $0.7 million
  - Distribution segment SG&A decreased by $23.1 million, or 11.2% to $183.4 million
  - Curriculum segment SG&A decreased by $4.5 million or 8.5% to $48.9 million

- Adjusted EBITDA of $42.6 million for both fiscal 2014 and fiscal 2013
  - Process Improvement Programs and other cost reductions positively impacted results
  - Observing stabilization in both business units, after years of declines

School Specialty

# FY14 – Balance Sheet Review

| CAPITALIZATION ($'s in millions) | As of 4/26/14 |
|---|---|
| Cash and cash equivalents | $9.0 |
| | |
| New ABL Facility, maturing in 2018 | $10.6 |
| New Term Loan, maturing in 2019 | $143.9 |
| Total 1st Lien Debt | $154.5 |
| Net 1st Lien Debt | $145.5 |
| | |
| Deferred Cash Payment Obligations, maturing in 2019 | $14.3 |
| Total Debt | $168.8 |
| Net Debt | $159.8 |
| | |
| Equity Market Capitalization (as of 7/8/14) | $111.0 |
| Enterprise Value | $270.8 |

## Key Highlights as of April 26, 2014

- Outstanding ABL facility balance was $10.6 million
- Outstanding gross balance on Term Loan Credit Agreement was $143.9 million
  - $1.8 million reflected as currently maturing, long-term debt
- Deferred cash payment obligations payable in December 2019
  - Preliminary estimates for obligations are $14.3 million, subject to revision, as claims reconciliation process concludes
  - $3.4 million represents a 20% recovery for the creditors and $10.1 million represents a 45% recovery for the creditors, with the remaining $0.9 million related to accrued paid-in-kind interest

School Specialty

# FY15 Financial Outlook

***Stabilization in FY14 creates opportunities for revenue and EBITDA growth in FY2015***

- Net revenues expected to be $640 - $660 million, representing 1.5% – 4.5% year-over-year growth
  - Volume increases anticipated across all major product categories, except Agendas
  - Expect modest improvements/stabilization of school funding
- Gross profit margins anticipated to decline modestly due to product mix; offset by lower SG&A expenses
- Adjusted EBITDA projected between $48 - $54 million
  - Reflects benefit of increased operating leverage due to Process Improvement Program activities (offset by investments in human capital/compensation)
- Cap Ex (includes product R&D) anticipated to be approximately $17-$19 million
  - Curriculum segment has minimal actual capital expenditures

*Reiteration of guidance provided on September 5th, 2014.*

School Specialty

# FY15 Near-Term Corporate Priorities

- **Continue to drive operational improvements and lower costs**
  - Progress made in Distribution Centers and Warehouses, but still much to be done to improve productivity based on execution of peak season (work flow improvements and additional savings to be identified)
  - Review DC and equipment layout and identify and invest in better management operating system that ties business units together
  - Develop the right action plan that will speed our time to market (1-5 day model – long-term goal of consistent 2-3 day deliveries)
  - Streamline operational support staff to lower year-round costs (full-time, part-time, seasonal workers)
- **Implement new geographic sales coverage model to grow organically**
  - FY14: integrated business units into Distribution and Curriculum segments
  - 2H15 : realign inside/outside sales coverage model into geographic hubs
  - 2H15 into FY16: cross-train sales force in select states to sell SSI solution sets (and individual product lines)
- **Continue to invest in product development and new business ventures to drive long-term growth**
  - Developing Instructional Solutions product sets, targeting Early Childhood Learners
  - Investing in blended print/digital-based Curriculum offerings, primarily in Reading & Literacy; looking at adding new Math offerings
  - Positioning SSI to take advantage of Common Core Standard and Next Generation Science Standard adoptions
  - Continuing our due diligence re: potential new market offerings and/or categories (FY15-FY16 and beyond)
- **Developing our long-term growth plan to drive sustainable stockholder value (in process)**

School Specialty

# Longer-term Growth Initiatives: Foundation for the Future

**Distribution Segment**

- Restructure Sales, Marketing and Merchandising into one cohesive unit supporting key product offerings (supplies, furniture, technology, instructional solutions and student development)
- Drive innovation in proprietary and 3rd-party product assortment to differentiate SSI in the market
- Focus on continuous improvement in operational efficiency
- Upgrade e-commerce platform to deliver competitive customer experience
- Build out an inside sales force to complement nationwide distribution network
- Expansion focus in key growth areas: furniture, technology and other channels (e-tail/retail)

**Curriculum Segment**

- Enhance digital offerings to more effectively compete against latest generation competition
- Capitalize on opportunities from Common Core and Next Generation Science spending
- Penetrate non-adoption states through bundled offerings and inside/outside sales network
- Develop innovative print/digital offerings that support childhood development (early years)
- Bundle curriculum-based science offerings with relevant teaching materials
- Incorporate more math and literacy solutions through industry partnerships

**Corporate**

- Invest in back-end support structure to improve efficiencies and customer retention
- Reorganize customer service capabilities according to geography, product focus areas and sales force
- Upgrade IT systems to improve data tracking capabilities and industry knowledge, as well as reduce operating cost and IT capital expenditures
- More effectively leverage corporate resources across both business segments
- Opportunistically approach product portfolio management, across the enterprise

School Specialty

# Investment Considerations

- Positive Trends in Education End Markets
- Business Stabilization Post-Bankruptcy with Opportunities for Growth
- Strong Customer Reach and Long-Term Relationships
- Robust Nationwide Distribution Network for Education
- Opportunities to Penetrate New & Existing Markets through Product Expansion and Sales Force Realignment
- Diverse Product Offering of Proprietary and 3rd-Party Brands
- Significant Cost Saving Opportunities to Drive Bottom-line Returns
- Business Optimization & Process Improvement Initiatives to Positively Impact P&L and Balance Sheet
- High Operating Leverage with Working Capital Improvements Underway

School Specialty

# Safe Harbor Statement/Non-GAAP Financial Information

**Safe Harbor Statement**

This presentation contains statements about School Specialty's future financial conditions, results of operations, expectations, plans, or prospects, including the information under the heading, "FY15 Financial Outlook" and "FY15 Outlook – Key Drivers of Financial Performance", that constitute forward-looking statements. Forward-looking statements also include those preceded or followed by the words "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "projects," "should," "targets" and/or similar expressions. These forward-looking statements are based on School Specialty's current estimates and assumptions as of the date of the information presented and, as such, involve uncertainty and risk. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those contemplated by the forward-looking statements because of a number of factors, including the factors described in Item 1A of School Specialty's Annual Report on Form 10-K for the fiscal year ended April 26, 2014, which factors are incorporated herein by reference. Any forward-looking statement in this presentation speaks only as of the date in which it is made. Except to the extent required under the federal securities laws, School Specialty does not intend to update or revise the forward-looking statements.

**Non-GAAP Financial Information**

The Company adopted fresh start accounting and reporting effective June 11, 2013, the Fresh Start Reporting Date. The financial statements as of the Fresh Start Reporting Date report the financial position of the Successor Company with no beginning retained earnings or accumulated deficit. Any financial statement presentation of the Successor Company represents the financial position and results of operations of a new reporting entity and is not comparable to prior periods presented by the Predecessor Company. The financial statements for periods ended prior to the Fresh Start Reporting Date do not include the effect of any changes in the Predecessor Company's capital structure or changes in the fair value of assets and liabilities as a result of fresh start accounting.

Accordingly, management has provided non-GAAP "combined results" for the fiscal year ended April 26, 2014 and the three months ended July 27, 2013. Non-GAAP combined results combine GAAP results of the Successor Company for the 46 weeks ended April 26, 2014 and the seven weeks ended July 27, 2013, respectively, with the GAAP results of the Predecessor Company for the six weeks ended June 11, 2013. Management's non-GAAP analysis compares the non-GAAP combined results for the fiscal year ended April 26, 2014 for certain financial items to the Predecessor Company in GAAP results for the fiscal year ended April 27, 2013 and compares the Successor Company's GAAP results for the three months ended July 26, 2014 for certain financial items to the Non-GAAP combined results for the three months ended July 27, 2013.

This presentation also includes a presentation of Adjusted EBITDA and Direct Cash Flow, non-GAAP financial measures. Adjusted EBITDA and Direct Cash Flow are used by management as measures for judging the Company's operating performance and for estimating the Company's earnings growth prospects. Adjusted EBITDA does not represent, and should not be considered, an alternative to net income or operating income as determined by GAAP, and our calculation may not be comparable to similarly titled measures reported by other companies. Direct Cash Flow does not represent, and should not be considered, an alternative to cash flow from operations.

A reconciliation of Adjusted EBITDA to GAAP net income and Direct Cash Flow to GAAP cash flow for the three months ended July 26, 2014 and combined net income for the three months ended July 27, 2013 is included in this presentation dated September 18, 2014.

School Specialty

**Investor Contacts:**

Kevin Baehler
Acting Chief Financial Officer / SVP, Corporate Controller
920.882.5882
kevin.baehler@schoolspecialty.com

Glenn Wiener
Investor Relations
920.243.5392
IR@schoolspecialty.com

School Specialty

# FY14 – Consolidated Combined Statement of Operations

SCHOOL SPECIALTY, INC.
CONSOLIDATED COMBINED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Amounts)
Unaudited / Non-GAAP

| | Successor Company | Predecessor Company | Non-GAAP Combined | Predecessor Company |
|---|---|---|---|---|
| | Forty-Six Weeks Ended April 26, 2014 | Six Weeks Ended June 11, 2013 | Twelve Months Ended April 26, 2014 | Twelve Months Ended April 27, 2013 |
| Revenues | $ 572,045 | $ 58,697 | $ 630,742 | $ 674,998 |
| Cost of revenues | 349,845 | 35,079 | 384,924 | 411,118 |
| Gross profit | 222,200 | 23,618 | 245,818 | 263,880 |
| Selling, general and administrative expenses | 213,144 | 27,473 | 240,617 | 267,491 |
| Restructuring charges | 6,552 | - | 6,552 | - |
| Impairment charge | - | - | - | 45,789 |
| Operating income (loss) | 2,504 | (3,855) | (1,351) | (49,400) |
| Other expense: | | | | |
| Impairment of long-term asset | - | - | - | 1,414 |
| Interest expense | 16,882 | 3,235 | 20,117 | 28,600 |
| Early termination of long-term indebtedness | - | - | - | 26,247 |
| Loss on early extinguishment of debt | - | - | - | 10,201 |
| Impairment of investment in unconsolidated affiliate | - | - | - | 7,749 |
| Change in fair value of interest rate swap | 483 | - | 483 | - |
| Refund of early termination fee | (4,054) | - | (4,054) | - |
| Reorganization items, net | 6,420 | (84,799) | (78,379) | 22,979 |
| Income (loss) before provision for income taxes | (17,227) | 77,709 | 60,482 | (146,590) |
| Provision for (benefit from) income taxes | 258 | 1,641 | 1,899 | (334) |
| Income (loss) before loss of unconsolidated affiliate | (17,485) | 76,068 | 58,583 | (146,256) |
| Loss of unconsolidated affiliate | - | - | - | (1,436) |
| Net income (loss) | $ (17,485) | $ 76,068 | $ 58,583 | $ (147,692) |

School Specialty

# FY14 – Adjusted EBITDA Comparisons

SCHOOL SPECIALTY, INC.
CONSOLIDATED COMBINED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Amounts)
Unaudited / Non-GAAP

| | Non-GAAP Combined | | Predecessor Company | |
|---|---|---|---|---|
| | Twelve Months Ended April 26, 2014 | | Twelve Months Ended April 27, 2013 | |
| **Adjusted EBITDA - Earnings before interest, taxes, depreciation, amortization, bankruptcy-related costs, restructuring and impairment charges reconciliation:** | | | | |
| Net income (loss) | $ | 58,583 | $ | (147,692) |
| Loss of unconsolidated affiliate | | - | | 1,436 |
| Provision for (benefit from) income taxes | | 1,899 | | (334) |
| Reorganization items, net | | (78,379) | | 22,979 |
| Impairment of long-term asset | | - | | 1,414 |
| Impairment charge | | - | | 45,789 |
| Bankruptcy-related restructuring costs | | 6,552 | | - |
| Bankruptcy-related costs incl in SG&A | | 8,276 | | 5,851 |
| Change in fair value of interest rate swap | | 483 | | - |
| Early termination fee | | (4,054) | | 26,247 |
| Loss on early extinguishment of debt | | - | | 10,201 |
| Impairment of investment in unconsolidated affiliate | | - | | 7,749 |
| Depreciation and amortization expense | | 21,859 | | 33,220 |
| Amortization of development costs | | 7,224 | | 7,179 |
| Net interest expense | | 20,117 | | 28,600 |
| Adjusted EBITDA | $ | 42,560 | $ | 42,639 |

# FY14 – Working Capital Analysis

| ($'s in millions) | 1Q13 | 1Q14 | Y-O-Y Change | 2Q13 | 2Q14 | Y-O-Y Change | 3Q13 | 3Q14 | Y-O-Y Change | 4Q13 | 4Q14 | Y-O-Y Change |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Accounts receivable, net | $178.3 | $138.9 | $39.4 | $119.3 | $122.2 | $(2.9) | $57.3 | $56.0 | $1.3 | $58.9 | $62.6 | $(3.7) |
| Inventories | $112.5 | $104.9 | $7.6 | $84.8 | $67.7 | $17.1 | $86.7 | $73.2 | $13.5 | $92.6 | $93.4 | $(0.8) |
| Prepaid expenses and other current assets | $11.1 | $26.7 | $(15.6) | $13.4 | $14.1 | $(0.7) | $10.4 | $13.7 | $(3.3) | $29.9 | $18.0 | $11.9 |
| Accounts payable | $103.1 | $49.1 | $(54.0) | $63.8 | $25.8 | $(38.0) | $64.0 | $23.0 | $(41.0) | $74.8* | $43.0 | $31.8 |

| | 1Q13 | 1Q14 | % Chg. |
|---|---|---|---|
| Days Sales Outstanding | 92.2 | 81.1 | (12.0)% |
| Days Inventory Outstanding | 95.1 | 100.4 | 5.5% |
| Days Payable Outstanding | 87.2 | 47.0 | (46.1)% |

| | 2Q13 | 2Q14 | % Chg. |
|---|---|---|---|
| Days Sales Outstanding | 62.9 | 70.4 | 11.8% |
| Days Inventory Outstanding | 73.8 | 63.3 | (14.0)% |
| Days Payable Outstanding | 55.5 | 24.1 | (56.4)% |

| | 3Q13 | 3Q14 | % Chg. |
|---|---|---|---|
| Days Sales Outstanding | 30.3 | 32.5 | 7.0% |
| Days Inventory Outstanding | 76.0 | 69.0 | (9.0)% |
| Days Payable Outstanding | 56.2 | 21.7 | (61.3)% |

| | 4Q13 | 4Q14 | % Chg. |
|---|---|---|---|
| Days Sales Outstanding | 31.9 | 36.2 | 13.5% |
| Days Inventory Outstanding | 82.2 | 89.3 | 8.6% |
| Days Payable Outstanding | 66.5 | 40.8 | (38.6)% |

** Accounts Payable for 4Q13 includes pre-petition payables associated with Chapter 11 reorganization*

**Summary**

- Inventories relatively flat; increases $0.8 million
- Accounts receivable increased $3.7 million or approximately 6.3% year-over-year
- Accounts payable increased by $20.1 million year-over-year as a result of more normalized terms
  - Established more normalized patterns in the fiscal 3rd quarter; last fiscal year's A/P, primarily in 2nd half impacted by Chapter 11 reorganization
- Company continues to focus on restoring trade credit with vendors
  - Most vendors have returned to normal terms, driving improvements in pre-paid inventory
  - Working with remaining vendors to resume normal credit terms; looking at alternatives for future needs
- Company received tax refund of $6.1 million

School Specialty